POWER OF ATTORNEY



	POWER OF ATTORNEY



	The undersigned does hereby nominate, constitute and appoint Frank R. Jimenez,
Kathleen S. Stolar, and Craig E. Johnson or any of them, his or her true and lawful attorney and agent to do any and all acts and things and execute and file any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable the undersigned (in his or her individual capacity or in any other capacity) to comply with the Securities Exchange Act of
1934 (the "34 Act") and the Securities Act of 1933 (the "33 Act") and any
requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the preparation, execution and/or filing of (i) any report or statement of beneficial ownership or changes in beneficial ownership of securities of ITT Corporation, an Indiana corporation (the "Company"), that the undersigned (in his or her individual capacity or in any other capacity) may be required to file pursuant to Section 16(a) of the 34 Act, including any report or statement on Form 3, Form 4 or Form 5, or to any amendment thereto,
(ii) any report or notice required under Rule 144 of the 33 Act, including Form
144, or any amendment thereto,  and (iii) any and all other documents or instruments that may be necessary or desirable in connection with or in furtherance of any of the foregoing, such power and authority to extend to any form or forms adopted by the SEC in lieu of or in addition to any of the foregoing and to include full power and authority to sign the undersigned's name in his or her individual capacity or otherwise, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

	This authorization shall supersede all prior authorizations to act for the undersigned with respect to securities of the Company in such matters, which prior authorizations are hereby revoked, and shall remain in effect for so long as the undersigned (in his or her individual or other capacity) has any obligations under Section 16 of the 34 Act with respect to securities of the Company.

	IN WITNESS WHEREOF, I have hereunto set my hand this 10th  day of June, 2009.



	____/s/Denise L. Ramos____________